Exhibit 99.24

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                                    average         CLTV         CLTV     % full   % owner            % below    % above
                     % of pool          LTV    above 80%    above 90%        doc       occ  ave wac      100k       500k
A   FICO below 600
    FICO below 580
    FICO below 560
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                                    average         FICO         FICO     % full   % owner              below    % above
                     % of pool          LTV         <600        < 575        doc       occ  ave wac      100k       500k
B   LTV above 85%     26.89%         93.92%                               21.13%     0.00%    7.14%     0.82%      2.94%
    LTV above 90%     13.17%         98.76%                               11.79%     0.00%    7.24%     0.43%      1.56%
    LTV above 95%     10.18%         99.96%                                9.37%     0.00%    7.15%     0.33%      1.20%
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                                    average         FICO         FICO     % full   % owner            % below    % above
                     % of pool          LTV         <600        < 575        doc       occ  ave wac      100k       500k
C   DTI > 40%         55.98%         83.19%                               35.78%     0.00%    6.74%     0.77%      4.87%
    DTI > 45%         32.14%         83.46%                               23.00%     0.00%    6.71%     0.46%      3.14%
    DTI > 50%          7.93%         83.83%                                6.28%     0.00%    6.66%     0.08%      1.10%
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    Average DTI


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D                                   average         FICO         FICO     % full   % owner            % below    % above
                     % of pool          LTV         <600        < 575        doc       occ  ave wac      100k       500k
    Non Owner Occ      3.03%         87.61%                                2.67%     0.00%    7.93%     0.30%      0.24%
    Stated Docs       38.39%         80.93%                                0.00%     0.00%    7.09%     0.44%      3.19%
    Loans below 100k   1.83%         86.21%                                1.39%     0.00%    7.54%     1.83%      0.00%
    IO Loans          87.54%         82.34%                               51.89%     0.00%    6.72%     1.11%      9.16%
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                       % IO ave DTI  DTI > 45%
A   FICO below 600
    FICO below 580
    FICO below 560
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                                       DTI        CLTV        CLTV
                       % IO ave DTI  > 45%   above 80%       > 90%
B   LTV above 85%    20.10%                     93.97%      98.74%
    LTV above 90%    11.42%                     98.77%      98.77%
    LTV above 95%     9.27%                     99.96%      99.96%
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                                       DTI        CLTV        CLTV
                       % IO ave DTI  > 45%   above 80%       > 90%
C   DTI > 40%        49.48%                     95.88%      99.43%
    DTI > 45%        28.07%                     95.67%      99.34%
    DTI > 50%         7.03%                     94.95%      99.14%
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    Average DTI

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                                       DTI         LTV        CLTV
D                      % IO ave DTI  > 45%       > 80%       > 90%
    Non Owner Occ     1.97%                     90.80%      95.64%
    Stated Docs      35.64%                     96.70%      99.56%
    Loans below 100k  1.11%                     95.54%      99.47%
    IO Loans         87.54%                     96.96%      99.50%
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 E   When do IOs reset
     Months to next reset                                            % of                    Remaining          WA         WA
     (arms only)                  Count        Balance ($)        Balance             WAC         Term        CLTV       FICO
     0 - 5
     6 - 11
     12 - 17                          5          $815,600           0.05%           6.62%          351      90.84%        660
     18 - 23                       2345      $622,781,520          39.21%           6.64%          357      94.22%        681
     24 - 29                        367      $105,629,938           6.65%           6.98%          360      94.31%        685
     30 - 35                       1778      $441,351,072          27.79%           6.84%          358      93.40%        683
     36 - 41                        308       $80,797,195           5.09%           6.91%          360      91.43%        686
     54 - 59                          4          $964,279           0.06%           6.15%          355      96.48%        673
     60
     Total:                        4807    $1,252,339,605          78.85%           6.76%          358      93.76%        682
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 F   Is DTI off current mortgage rate for IO  ?
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   G   Summary of pool per grades
       Credit Grade                 Count        Balance ($)           % of             WAC    Remaining          WA           WA
                                                                    Balance                         Term         LTV         FICO
       PR
       PP
       A                             6237    $1,588,178,085         100.00%           6.74%          358      91.96%          683
       A-
       B
       C
       C-
       D
       Total:                        6237    $1,588,178,085         100.00%           6.74%          358      91.96%          683


   H   What are top 10 cities and average strats for each
       Top 10 Cities of Overall PoolLoans        Balance ($)        Balance         Rate (%)     (months)        LTV        Score
        LOS ANGELES                   137       $48,413,277           3.05%           6.54%          359      87.30%          696
        LAS VEGAS                     141       $33,121,667           2.09%           6.87%          358      93.93%          681
        SACRAMENTO                     81       $23,633,800           1.49%           6.54%          358      91.71%          692
        MIAMI                          92       $20,825,406           1.31%           7.13%          356      95.38%          684
        PHOENIX                       103       $18,367,864           1.16%           6.75%          358      91.49%          685
        STOCKTON                       48       $14,936,025           0.94%           6.38%          358      89.55%          700
        SAN DIEGO                      43       $14,800,615           0.93%           6.41%          357      92.59%          682
        RIVERSIDE                      38       $12,623,920           0.79%           6.57%          358      94.23%          687
        CHICAGO                        45       $11,795,259           0.74%           7.12%          358      91.69%          685
        CORONA                         28       $11,707,730           0.74%           6.73%          358      95.48%          669
       Total:                         756      $210,225,562          13.24%           6.70%          358      91.66%          688




   I   What % of pool are LTV above 90% and stated doc, IO, FICO below 600 or NOO?
                                                                                                             % non-       % Fico
                                                         % of                     % stated        % IO        owner         Less
       LTV > 90       Loans        Balance ($)        Balance         Rate (%)     Doctype       Loans     Occupied     Than 600






   J   What is max LTV for stated income and minimum FICO for stated income?
       MAX LTV, STATED INC.       100.00%
       MIN FICO, STATED INC.          640

   K   What is min FICO for loans above 90% LTV
       Min Fico for ltv greater than 90:          640




   L   Seasoning history - any over 3m? YES

   M   Excess spread?

   N what is available funds cap schedule at forwards +200, fixed prepay at 50% CPR, ARM pay at 125% CPR